Exhibit 10.3

TUTOR PERINI CORPORATION

FIRST AMENDMENT AND WAIVER

THIS FIRST AMENDMENT AND WAIVER (this “Amendment”) is entered into as of August 2, 2012 by and among TUTOR PERINI CORPORATION, a Massachusetts corporation f/k/a Perini Corporation (“Borrower”), with its chief executive office at 15901 Olden Street, Sylmar, California 91342, the Guarantors party hereto, BANK OF AMERICA, N.A., as Administrative Agent (“Agent”), and the Required Lenders under the Credit Agreement, as defined below.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

R E C I T A L S

WHEREAS, Borrower, Guarantors, Agent and the Lenders have previously entered into a Fifth Amended and Restated Credit Agreement dated as of August 3, 2011 (the “Credit Agreement”);

WHEREAS, Borrower has requested that the Required Lenders waive any Events of Default that may result solely from the Borrower’s potential failure to comply with Section 8.11(a) (Minimum Consolidated Net Worth), Section 8.11(b) (Maximum Consolidated Leverage Ratio and Section 8.11(c) (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement (the “Covenant Defaults”), each as in effect immediately prior to the date of this Amendment, for the fiscal quarter ending June 30, 2012 (the “Fiscal Period”), and the Required Lenders have agreed to grant such waiver and make certain other modifications to the Credit Agreement on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by Borrower, Guarantors, Agent and the Lenders from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

A.           Amendments to Credit Agreement.  As of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

1.           The following defined terms appearing in Section 1.01 of the Credit Agreement are hereby amended in their entirety to read as follows:

“Applicable Rate” means, the following percentages per annum, in each case (other than as set forth in the last sentence of this paragraph) based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(b), for the Revolver Commitment Fee, the fee for Letters of Credit, the Revolving Loans, the Swing Line Loans and the Term Loan,

Pricing Tier	Consolidated Leverage Ratio	Revolving Commitment Fee	Letters of Credit	Eurodollar Rate Loans	Base Rate Loans/Swing Line Loans
I	≤ 0.1.0	0.375%	2.00%	2.00%	1.00%
II	≤1.5 and >1.0	0.375%	2.25%	2.25%	1.25%
III	≤2.0 and >1.5	0.400%	2.50%	2.50%	1.50%
IV	≤2.5 and >2.0	0.400%	2.75%	2.75%	1.75%
V	≤3.0 and >2.5	0.500%	3.00%	3.00%	2.00%
VI	≤3.5 and >3.0	0.600%	3.50%	3.50%	2.50%
VII	>3.5	0.700%	4.00%	4.00%	3.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided however, that if a Compliance Certificate is not delivered when due in accordance with Section 7.02(b), then, upon the request of the Required Lenders, the highest Pricing Tier (Tier VII) shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such time as a Compliance Certificate is properly delivered pursuant to Section 7.02(b).  The Applicable Rate in effect from the First Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b) for the fiscal quarter ending December 31, 2012 shall be determined based upon Tier VII.

“Consolidated EBITDA” means for any period, for Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period, plus (a) to the extent deducted in calculating Consolidated Net Income, the sum of (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) the amount of depreciation and amortization expense for such period and (iv) the amount of all non-cash stock compensation incurred during such period, including any non-cash expenses arising from stock options, stock grants or other equity-incentive programs, the granting of stock appreciation rights and similar arrangements, plus (b) for the fiscal quarters ending June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, to the extent deducted in calculating Consolidated Net Income, the amount of any goodwill and intangible assets impairment charge not to exceed $450,000,000 in the aggregate plus , without duplicating clause (b), (c) for all fiscal quarters thereafter, the lesser of (i) to the extent deducted in calculating Consolidated Net Income, the amount of any non-cash goodwill and intangible assets impairment charge taken during such period, and (ii) Pro Forma Consolidated Net Income for such four fiscal quarter period, and minus (d) to the extent included in calculating Consolidated Net Income, all non-cash gains recognized during such period, other than the accrual of revenue in the ordinary course of business.

“Letter of Credit Sublimit” means with respect to all Letters of Credit, an amount equal to the lesser of (i) the Aggregate Revolving Commitments and (ii) the Dollar Equivalent of $150,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

2.           Section 1.01 of the Credit Agreement is hereby further amended to add the following new defined terms:

“Borrower Liquidity” means, as of any date of determination, the sum of availability under the Revolving Credit Facility on such date plus the amount of unrestricted cash held by Borrower and its Subsidiaries on such date plus fifty percent (50%) of the unrestricted cash held by any Joint Venture as of the last day of the immediately preceding fiscal quarter.

“Consolidated Senior Leverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated Funded Indebtedness as of such date minus (ii) Indebtedness (x) outstanding under the Senior Notes, (y) permitted under Section 8.03(o) or (c) otherwise subordinated to Indebtedness under the Loan Documents pursuant to a written subordination agreement to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) .

“First Amendment Effective Date” means the date specified in the First Amendment dated as of August 2, 2012.

3.           Section 8.02(d)(vi) of the Credit Agreement is hereby amended in its entirety to read as follows:

(vi) at least (5) Business Days prior to the consummation of any such Acquisition, Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis and reflecting a Consolidated Leverage Ratio on a Pro Forma Basis no greater than 2.00:1.00.

4.           Section 8.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

8.06	Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)           each Subsidiary may make Restricted Payments to any Loan Party and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)           Borrower may make cash payments in the ordinary course of business in full or partial settlement of employee stock options or in full or partial settlement of similar incentive compensation arrangements providing employees options, warrants or other rights to acquire shares of Borrower’s capital stock to employees, up to an aggregate amount not to exceed $7,500,000 during any period of twelve consecutive calendar months but only if and to the extent that, before and after giving effect to such cash payment no Default shall have occurred and be continuing; and

(c)           other Restricted Payments, but only if and to the extent that, before and after giving effect thereto:  (i) no Default shall have occurred and be continuing; and (ii) the Board of Directors of Borrower shall have determined that it is proper or prudent to pay amounts thereon based on a belief that Borrower’s working capital is sufficient to warrant the payment thereof;

provided that, at least (5) Business Days prior to the consummation of any such Restricted Payment set forth in (c) above, Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Restricted Payment, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis and reflecting a Consolidated Leverage Ratio on a Pro Forma Basis no greater than 2.00:1.00.

5.           Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

8.11	Financial Covenants.

(a)           Consolidated Net Worth.  Commencing with the fiscal quarter ending September 30, 2012 and at any time thereafter, permit Consolidated Net Worth to be less than an amount equal to the sum of (i) 85% of ((a) the Consolidated Net Worth as of March 31, 2012 less (b) the actual goodwill and intangible assets impairment charge taken on or before September 30, 2012 not to exceed $450,000,000), (ii) an amount equal to 50% of the aggregate amount of Consolidated Net Income for each fiscal quarter ending after June 30, 2012 (with no deduction for net losses), and (iii) an amount equal to 100% of the aggregate amount of all Equity Issuances after June 30, 2012 that increase consolidated shareholders’ equity.

(b)           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of Borrower commencing with the fiscal quarter ending September 30, 2012 to be greater than the ratio set forth below for the fiscal quarters ending during the period indicated:

Quarter Ending	Maximum Ratio
September 30, 2012 – March 31, 2013	4.25:1.0
June 30, 2013 – December 31, 2013	3.75:1.0
March 31, 2014 – September 30, 2014	3.25:1.0
December 31, 2014 and thereafter	2.75:1.0

(c)           Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage as of the end of any fiscal quarter of Borrower commencing with the fiscal quarter ending September 30, 2012 to be less than the ratio set forth below for the fiscal quarters ending during the period indicated:

Quarter Ending	Minimum Ratio
September 30, 2012 – December 31, 2012	1.00:1.0
March 31, 2013 – June 30, 2013	1.10:1.0
September 30, 2013 and thereafter	1.25:1.0

(d)           Minimum Liquidity.  Permit, at any time, Borrower Liquidity to be less than $100,000,000.

(e)           Consolidated Senior Leverage Ratio.  Permit the Consolidated Senior Leverage Ratio as of the end of any fiscal quarter of Borrower commencing with the fiscal quarter ending September 30, 2012 to be greater than the ratio set forth below for the fiscal quarters ending during the period indicated:

Quarter Ending	Minimum Ratio
September 30, 2012 – June 30, 2013	2.75:1.0
September 30, 2013 – June 30, 2014	2.50:1.0
September 30, 2014 and thereafter	2.00:1.0

B.           Representations and Warranties.  Each Loan Party represents and warrants to Agent and the Lenders that: (a) such Loan Party has the full power and authority to execute, deliver and perform its respective obligations under the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment has been duly authorized by all necessary action of the Board of Directors (or equivalent) of such Loan Party; (c) after giving effect to this Amendment, the representations and warranties contained or referred to in Article VI of the Credit Agreement are true and accurate in all material respects as if such representations and warranties were being made as of the First Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date; and (d) after giving effect to the amendments to the Credit Agreement set forth herein, no Default or Event of Default has occurred and is continuing.

C.           Waiver.  In reliance upon the representations of the Borrower to the Agent and the Lenders that no Default or Event of Default exists under the Credit Agreement other than the Covenant Defaults, the Required Lenders hereby waive the Covenant Defaults for the Fiscal Period.  This waiver is limited to the Covenant Defaults for the Fiscal Period only and is not, nor shall it be construed as, a waiver of any other Default or Event of Default under the Credit Agreement, now existing or hereafter occurring, nor shall anything herein or the Lenders’ actions hereunder be construed so as to imply that the Required Lenders have agreed, or are obligated, to grant any future waivers under the Credit Agreement.  Except as expressly provided herein, nothing in this Amendment shall be construed to be an amendment of any provision of the Credit Agreement, and all of the provisions of the Credit Agreement not expressly amended hereby shall remain in full force.

D.	Other.

1.           The provisions set forth in Section A of this Amendment shall be effective as of the date (the “First Amendment Effective Date”) the Agent receives:

(i)	this Amendment duly executed and delivered by Agent, the Required Lenders, and the Loan Parties;

(ii)
certification from the secretary or assistant secretary of each Loan Party that the resolutions and Organization Documents such Loan Party previously delivered in connection with the Credit Agreement remain true and correct as of the First Amendment Effective Date, or attaching a copy of any amended Organization Document as in effect on the First Amendment Effective Date, together with good standing certificates for each of the Loan Parties (unless the Administrative Agent has waived the requirement for delivery of or extended the required delivery date for any good standing certificates);

(iii)
all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act;

(iv)	such other financial information as may be reasonably requested by Arranger or the Agent; and

(v)
all accrued fees, costs and expenses (including, without limitation, the reasonable costs and expenses of Agent’s counsel) incurred by Arranger, Agent and Lenders in connection with this Amendment and invoiced to Borrower.

2.           This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules.  All parts of the Credit Agreement and any other Loan Document not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.  Upon the execution of this Amendment, all references to the Credit Agreement in that document, or in any other Loan Document, shall mean the Credit Agreement as amended by this Amendment.  Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect.  This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of Borrower, Guarantors, Agent and the Lenders in accordance with Section 11.01 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

WITNESS:	TUTOR PERINI CORPORATION, f/k/a Perini Corporation, a Massachusetts corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Executive Vice President, Treasurer, Corporate Secretary and Clerk

WITNESS:	GUARANTORS:

AIRTECH SYSTEMS INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	ANDERSON COMPANIES, INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	BECHO, INC., a Utah corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	BLACK CONSTRUCTION INVESTMENTS, INC., a Nevada corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Treasurer and Secretary

WITNESS:	BOW EQUIPMENT LEASING COMPANY, INC., a New Hampshire corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Treasurer, Secretary and Clerk

WITNESS:	BRICE BUILDING COMPANY, LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	CHERRY HILL CONSTRUCTION, INC., a Maryland corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	DANIEL J. KEATING CONSTRUCTION COMPANY, LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	DESERT MECHANICAL, INC., f/k/a Desert Plumbing & Heating Co., Inc., a Nevada corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	E.E. BLACK, LIMITED, a Hawaii corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Treasurer and Secretary

WITNESS:	FISK ACQUISITION, INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Executive Vice President, Treasurer and Secretary

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	FISK ELECTRIC COMPANY, a Texas corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Senior Vice President, Treasurer and Secretary

WITNESS:	FISK INTERNATIONAL, LTD., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Executive Vice President, Treasurer and Secretary

WITNESS:	FIVE STAR ELECTRIC CORP, a New York corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Meloncas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	FK MANAGEMENT SERVICES, INC., an Indiana corporation

/s/ Debra J. Riger	By:	/s/ Charles T. McGlothlen

Debra J. Riger	Name:	Charles T. McGlothlen
Print Name
	Title:	Secretary, Treasurer and Chief Financial Officer

WITNESS:	FKC, LLC, an Indiana limited liability company

/s/ Debra J. Riger	By:	/s/ Charles T. McGlothlen

Debra J. Riger	Name:	Charles T. McGlothlen
Print Name
	Title:	Secretary, Treasurer and Chief Financial Officer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	FRONTIER-KEMPER CONSTRUCTORS, INC., an Indiana corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President and Secretary-Treasurer

WITNESS:	G.W. MURPHY CONSTRUCTION COMPANY, INC., a Hawaii corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	GREENSTAR SERVICES CORPORATION, a Delaware corporatio

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	HARRELL CONTRACTING GROUP, LLC, a Mississippi limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	JAMES A. CUMMINGS, INC., a Florida corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	JOHNSON WESTERN CONSTRUCTORS, INC., a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	JOHNSON WESTERN GUNITE COMPANY, a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	KEATING PROJECT DEVELOPMENT, INC., a Pennsylvania corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	LUNDA CONSTRUCTION COMPANY, a Wisconsin

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	NAGELBUSH MECHANICAL, INC., a Florida corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	PARAMOUNT DEVELOPMENT ASSOCIATES, INC., a Massachusetts corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	PERCON CONSTRUCTORS, INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	PERINI ENVIRONMENTAL SERVICES, INC., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	PERINI LAND AND DEVELOPMENT COMPANY, INC., a Massachusetts corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	PERINI MANAGEMENT SERVICES, INC., a Massachusetts corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	PERLAND CONSTRUCTION, INC., a West Virginia corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	R.E. DAILEY AND CO., a Michigan corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	RA PROPERTIES, LLC, a Mississippi limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

WITNESS:	ROY ANDERSON CORP, a Mississippi corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	RUDOLPH AND SLETTEN, INC., a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	SUPERIOR GUNITE, a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	SUPERIOR GUNITE LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	TPC AGGREGATES, LLC, a Nevada limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	TUTOR HOLDINGS, LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	TUTOR MICRONESIA CONSTRUCTION, LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	TUTOR PACIFIC CONSTRUCTION, LLC, a Delaware limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	TUTOR PACIFIC, INC., a Hawaii corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	TUTOR PERINI BUILDING COMPANY, INC., an Arizona corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Treasurer, Secretary and Clerk

WITNESS:	TUTOR PERINI MERGER COMPANY, a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Executive Vice President, Secretary and Treasurer

WITNESS:	TUTOR-SALIBA CORPORATION, a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

WITNESS:	TUTOR-SALIBA LLC, a California limited liability company

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	VALLEY CONCRETE & FRAMING, INC., a California corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Vice President, Secretary and Treasurer

WITNESS:	WDF INC., a New York corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

WITNESS:	WDF/NAGELBUSH HOLDING CORP., a Delaware corporation

/s/ Lisa Melonas	By:	/s/ William B. Sparks

Lisa Melonas	Name:	William B. Sparks
Print Name
	Title:	Secretary and Treasurer

[Signature Page to Tutor Perini First Amendment and Waiver]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Tiffany Shin

Name:	Tiffany Shin

Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and LC Issuer

By:	/s/ Adam Feit

Name:	Adam Feit

Title:	Senior Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

DEUTSCHE BANK AG NEW YORK

By:	/s/ Mary Kay Coyle

Name:	Mary Kay Coyle

Title:	Managing Director

By:	/s/ Omayra Laucella

Name:	Omayra Laucella

Title:	Director

[Signature Page to Tutor Perini First Amendment and Waiver]

SOVEREIGN BANK

By:	/s/ Gregory M. Batsevitsky

Name:	Gregory M. Batsevitsky

Title:	Senior Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

COMERICA BANK

By:	/s/ Eric Choudhury

Name:	Eric Choudhury

Title:	Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

UNION BANK, N.A.

By:	/s/ Derek X. Jasso

Name:	Derek X. Jasso

Title:	Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

COMPASS BANK

By:	/s/ Erik Velastegvi

Name:	Erik Velastegvi

Title:	SVP

[Signature Page to Tutor Perini First Amendment and Waiver]

BMO HARRIS FINANCING INC.

By:	/s/ John Armstrong

Name:	John Armstrong

Title:	Director

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GOLDMAN SACHS BANK USA

By:	/s/ Michelle Lalzoni

Name:	Michelle Lalzoni

Title:	Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher

Name:	Conan Schleicher

Title:	V.P.

[Signature Page to Tutor Perini First Amendment and Waiver]

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Steven F. Larsen

Name:	Steven F. Larsen

Title:	Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

EAST WEST BANK

By:	/s/ Abe Kochi

Name:	Abe Kochi

Title:	FVP

[Signature Page to Tutor Perini First Amendment and Waiver]

FIRST HAWAIIAN BANK

By:	/s/ Susan Takeda

Name:	Susan Takeda

Title:	Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

MANUFACTURERS BANK

By:	/s/ Dirk Price

Name:	Dirk Price

Title:	Vice President

[Signature Page to Tutor Perini First Amendment and Waiver]

KINGSLAND II LTD.

By:	/s/ Katherine Kim

Name:	Katherine Kim

Title:	Authorized Signatory

[Signature Page to Tutor Perini First Amendment and Waiver]

KINGSLAND III LTD.

By:	/s/ Katherine Kim

Name:	Katherine Kim

Title:	Authorized Signatory

[Signature Page to Tutor Perini First Amendment and Waiver]

KINGSLAND IV LTD.

By:	/s/ Katherine Kim

Name:	Katherine Kim

Title:	Authorized Signatory

[Signature Page to Tutor Perini First Amendment and Waiver]

KINGSLAND V LTD.

By:	/s/ Katherine Kim

Name:	Katherine Kim

Title:	Authorized Signatory

[Signature Page to Tutor Perini First Amendment and Waiver]